Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
SEPTEMBER, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8838%



        Excess Protection Level
          3 Month Average  4.62%
          September, 1997  4.77%
          August, 1997  4.57%
          July, 1997  4.52%


        Cash Yield                                  17.48%


        Investor Charge Offs                        4.80%


        Base Rate                                   7.91%


        Over 35 Day Delinquency                     4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $ 30,549,822,447.26


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,759,687,928.77